UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 3, 2016

(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-C36

(Central Index Key Number 0001686150)

(Exact name of issuing entity)

Barclays Bank PLC

(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

C-III Commercial Mortgage LLC

(Central Index Key Number 0001541214)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

The Bancorp Bank

(Central Index Key Number 0001505494)

Basis Real Estate Capital II, LLC

(Central Index Key Number 0001542105)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-10	56-1643598

(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 3, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-C36, Commercial Mortgage Pass-Through Certificates, Series 2016-C36.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Plaza America I & II” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Plaza America I & II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Conrad Indianapolis” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Conrad Indianapolis Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.7.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Gurnee Mills” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Gurnee Mills Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Gurnee Mills Mortgage Loan will be serviced and administered under the Gurnee Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “101 Hudson Street” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 101 Hudson Street Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 101 Hudson Street Mortgage Loan will be serviced and administered under the 101 Hudson Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Easton Town Center” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of August 1, 2016, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “BBCMS 2016-ETC Trust and Servicing Agreement”), and the Easton Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Mall at Turtle Creek” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of July 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “WFCM 2016-C35 Pooling and Servicing Agreement”), and the Mall at Turtle Creek Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Central Park Retail” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of September 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “WFCM 2016-LC24 Pooling and Servicing Agreement”), and the Central Park Retail Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Gas Company Tower & World Trade Center Parking Garage Mortgage Loan” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee (the “COMM 2016-GCT Trust and Servicing Agreement”), and the Gas Company Tower & World Trade Center Parking Garage Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.13.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One & Two Corporate Plaza” will be serviced and administered pursuant to the WFCM 2016-LC24 Pooling and Servicing Agreement and the One & Two Corporate Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.14.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $757,342,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”), Academy Securities, Inc. (“Academy”) and Citigroup Global Markets Inc. (“Citigroup” and, together in such capacity with WFS and DBSI, the “Underwriters”), pursuant to the underwriting agreement, dated as of October 21, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 3, 2016, the Registrant also sold the Class X-D, Class D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H, Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $100,835,958, to WFS, Barclays, Academy and Citigroup (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 21, 2016, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2016-C36 (the “Issuing Entity”), a common law trust fund formed on November 3, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 91 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 21, 2016, between the Registrant and Barclays, (ii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 21, 2016, between the Registrant and WFB, (iii) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 21, 2016, between the Registrant and C-III, (iv) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 21, 2016, between the Registrant and RMF, (v) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of October 21, 2016, between the Registrant and NCB, (vi) The Bancorp Bank (“Bancorp”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of October 21, 2016, between the Registrant and Bancorp and (vii) Basis Real Estate Capital II (“Basis”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of October 21, 2016, between the Registrant, Basis and Basis Investment Group LLC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated October 25, 2016 and as filed with the Securities and Exchange Commission on November 3, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 25, 2016.

On November 3, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $757,342,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,410,363, were approximately $829,752,126. Of the expenses paid by the Registrant, approximately $27,900 were paid directly to affiliates of the Registrant, $2,495,945 in the form of fees were paid to the Underwriters, $512,482 were paid to or for the Underwriters and $4,374,036 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 21, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. and Citigroup Global Markets Inc. as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of August 1, 2016, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of July 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Trust and Servicing Agreement, dated as of August 6, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee.

Exhibit 4.6	Co-Lender Agreement, dated as of October 13, 2016, between the holders of the Plaza America I & II Pari Passu Companion Loan and the holder of the Plaza America I & II Mortgage Loan, relating to the relative rights of such holders of the Plaza America I & II Whole Loan.

Exhibit 4.7	Co-Lender Agreement, dated as of November 3, 2016, between the holders of the Conrad Indianapolis Pari Passu Companion Loan and the holder of the Conrad Indianapolis Mortgage Loan, relating to the relative rights of such holders of the Conrad Indianapolis Whole Loan.

Exhibit 4.8	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the Gurnee Mills Pari Passu Companion Loans and the holder of the Gurnee Mills Mortgage Loan, relating to the relative rights of such holders of the Gurnee Mills Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the 101 Hudson Street Pari Passu Companion Loans and the holder of the 101 Hudson Street Mortgage Loan, relating to the relative rights of such holders of the 101 Hudson Street Whole Loan.

Exhibit 4.10	Co-Lender Agreement, dated as of September 6, 2016, between the holders of the Easton Town Center Pari Passu Companion Loans, the holders of the Easton Town Center Subordinate Companion Loans and the holder of the Easton Town Center Mortgage Loan, relating to the relative rights of such holders of the Easton Town Center Whole Loan.

Exhibit 4.11	Co-Lender Agreement, dated as of July 7, 2016, between the holders of the Mall at Turtle Creek Pari Passu Companion Loan and the holder of the Mall at Turtle Creek Mortgage Loan, relating to the relative rights of such holders of the Mall at Turtle Creek Whole Loan.

Exhibit 4.12	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the Central Park Retail Plaza Pari Passu Companion Loan and the holder of the Central Park Retail Mortgage Loan, relating to the relative rights of such holders of the Central Park Retail Whole Loan.

Exhibit 4.13	Co-Lender Agreement, dated as of August 6, 2016, between the holders of the Gas Company Tower & World Center Parking Garage Pari Passu Companion Loans, holders of the GCT Subordinate Companion Loan and the holder of the Gas Company Tower & World Center Parking Garage Mortgage Loan, relating to the relative rights of such holders of the Gas Company Tower & World Center Parking Garage Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of September 16, 2016, between the holders of the One & Two Corporate Plaza Pari Passu Companion Loan and the holder of the One & Two Corporate Plaza Mortgage Loan, relating to the relative rights of such holders of the One & Two Corporate Plaza Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 3, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 3, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 25, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between C-III Asset Management LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between The Bancorp Bank, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Basis Real Estate Capital II, LLC, as seller, Basis Investment Group LLC and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 11/3/2016	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
		Name:	Anthony Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of October 21, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. and Citigroup Global Markets Inc. as underwriters, and Wells Fargo Bank, National Association..	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of August 1, 2016, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Trust and Servicing Agreement, dated as of July 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated as of September 1, 2016, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.5	Trust and Servicing Agreement, dated as of August 6, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee.	(E)
4.6	Co-Lender Agreement, dated as of October 13, 2016, between the holders of the Plaza America I & II Pari Passu Companion Loan and the holder of the Plaza America I & II Mortgage Loan, relating to the relative rights of such holders of the Plaza America I & II Whole Loan.	(E)
4.7	Co-Lender Agreement, dated as of November 3, 2016, between the holders of the Conrad Indianapolis Pari Passu Companion Loan and the holder of the Conrad Indianapolis Mortgage Loan, relating to the relative rights of such holders of the Conrad Indianapolis Whole Loan.	(E)
4.8	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the Gurnee Mills Pari Passu Companion Loans and the holder of the Gurnee Mills Mortgage Loan, relating to the relative rights of such holders of the Gurnee Mills Whole Loan.	(E)
4.9	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the 101 Hudson Street Pari Passu Companion Loans and the holder of the 101 Hudson Street Mortgage	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Loan, relating to the relative rights of such holders of the 101 Hudson Street Whole Loan.
4.10	Co-Lender Agreement, dated as of September 6, 2016, between the holders of the Easton Town Center Pari Passu Companion Loans, the holders of the Easton Town Center Subordinate Companion Loans and the holder of the Easton Town Center Mortgage Loan, relating to the relative rights of such holders of the Easton Town Center Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of July 7, 2016, between the holders of the Mall at Turtle Creek Pari Passu Companion Loan and the holder of the Mall at Turtle Creek Mortgage Loan, relating to the relative rights of such holders of the Mall at Turtle Creek Whole Loan.	(E)
4.12	Co-Lender Agreement, dated as of September 29, 2016, between the holders of the Central Park Retail Plaza Pari Passu Companion Loan and the holder of the Central Park Retail Mortgage Loan, relating to the relative rights of such holders of the Central Park Retail Whole Loan.	(E)
4.13	Co-Lender Agreement, dated as of August 6, 2016, between the holders of the Gas Company Tower & World Center Parking Garage Pari Passu Companion Loan, holders of the GCT Subordinate Companion Loan and the holder of the Gas Company Tower & World Center Parking Garage Mortgage Loan, relating to the relative rights of such holders of the Gas Company Tower & World Center Parking Garage Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of September 16, 2016, between the holders of the One & Two Corporate Plaza Pari Passu Companion Loan and the holder of the One & Two Corporate Plaza Mortgage Loan, relating to the relative rights of such holders of the One & Two Corporate Plaza Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 3, 2016.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 3, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 25, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between C-III Asset Management LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between The Bancorp Bank, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.7	Mortgage Loan Purchase Agreement, dated as of October 21, 2016, between Basis Real Estate Capital II, LLC, as seller, Basis Investment Group LLC and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)